Share-based compensation (Huya has used binomial option-pricing) (Details)	12 Months Ended
	Dec. 31, 2017 $ / shares
Weighted average fair value per option granted	$ 1.3798
Weighted average exercise price	$ 2.5500
Risk-free interest rate	2.25%	[1]
Expected term (in year)	10 years	[2]
Expected volatility	55.00%	[3]
Dividend yield	0.00%	[4]

[1]	The risk-free interest rate of periods within the contractual life of the share option is based on the China Government Bond yield as at the valuation dates.
[2]	The expected term is the contract life of the option.
[3]	Expected volatility is estimated based on the average of historical volatilities of the comparable companies in the same industry as at the valuation dates.
[4]	Huya has no history or expectation of paying dividend on its ordinary shares. The expected dividend yield was estimated based on Huya’s expected dividend policy over the expected term of the option.